UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 22, 2013 (April 22, 2013)

ZST DIGITAL networks, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34488	20-8057756
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

ITC Kung Kuan

No. 206 Tongbai Road,

3rd Floor, No.2 Building,

Zhengzhou City, Henan Province

People’s Republic of China 450007

(Address of Principal Executive Offices)

(86) 371-6771-6850

Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

On March 29th, 2013, Henry H. Ngan resigned as our Chief Financial Officer. Mr. Ngan who served as Chief Financial officer since March 2011 has decided to pursue other opportunities, and we want to thank him for his contribution to the Company and wish him well with his future endeavors. Xia Zhao, the current financial manager will be promoted to the Chief Financial Officer position effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZST Digital Networks, Inc.

Date: April 22, 2013

/s/ Bo Zhong
Chief Executive Officer